UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 30, 2007
                                                 -------------------------------

                          Javelin Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                      1-31114                       88-0471759
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(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

    125 CambridgePark Drive, Cambridge Massachusetts                 02140
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         (Address of principal executive offices)                  (Zip Code)

 Registrant's telephone number, including area code    (617) 349-4500
                                                       -------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

On January 30, 2007, Javelin Pharmaceuticals, Inc. announced that its recent meeting with the USFDA and representatives of the US Department of Defense (DOD) provided guidance to complete the development of PMI-150, its proprietary formulation of ketamine for intranasal use. Based on this face-to-face meeting, and summary minutes received January 26, 2007, the Company intends to file a New Drug Application (NDA) for PMI-150 as an emergency analgesic for military and civilian use in 2008.

A copy of the Press Release is attached as an Exhibit to this Report.


Item 9.01 Financial Statements and Exhibits.

        (d) Exhibits

                  99.1 Press Release of Javelin Pharmaceuticals, Inc., dated
                       January 30, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Javelin Pharmaceuticals, Inc.
                                                 (Registrant)


Dated: February 1, 2007
                                                 /s/ Daniel B. Carr, M.D.
                                                 ------------------------
                                                 Daniel B. Carr, M.D.
                                                 Chief Executive Officer